Exhibit 99.1

FOR IMMEDIATE RELEASE

January 30, 2019

For further information contact:

Craig L. Montanaro, President and Chief Executive Officer, or

Keith Suchodolski, Executive Vice President and Chief Financial Officer

Kearny Financial Corp.

(973) 244-4500

KEARNY FINANCIAL CORP.

REPORTS SECOND QUARTER 2019 OPERATING RESULTS

Fairfield, New Jersey, January 30, 2019 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), today reported net income for the quarter ended December 31, 2018 of $10.8 million, or $0.12 per basic and diluted share as compared to net income of $11.1 million, or $0.12 per basic and diluted share, for the quarter ended September 30, 2018.

Craig L. Montanaro, President and Chief Executive Officer, commented, “We are pleased to report this quarter’s results which were highlighted by strong growth in loans and deposits, coupled with the continuation of our outstanding asset quality trends.  Recognizing the challenges presented by the flat yield curve and rising funding costs, our strategic focus is on the execution of initiatives designed to grow our core deposit franchise and build long-term shareholder value.  These initiatives include the acceleration of our efforts to increase digital channel adoption, the robust analysis of retail branch consolidation opportunities and the selective opening of low-cost, technology-driven retail locations in highly attractive markets.  As a complement to these strategies we remain steadfast in our commitment to prudently manage capital as evidenced by the increase of our quarterly cash dividend and the repurchase of 3.8 million shares of common stock during the quarter.”

Balance Sheet Highlights

•

Total loans, excluding loans held for sale and the allowance for loan losses, increased by $92.9 million to $4.75 billion, or 70.9% of total assets, at December 31, 2018 from $4.66 billion, or 70.0% of total assets, at September 30, 2018.  Commercial mortgage loans comprised $62.9 million of this increase whose aggregate balances represented 68.9% of total loans at December 31, 2018.

•

Total deposits increased by $218.6 million to $4.17 billion at December 31, 2018, from $3.95 billion at September 30, 2018.  The net increase in deposits reflected increases of $85.7 million and $132.9 million in retail and wholesale deposits, respectively.

•

Total borrowings decreased by $108.9 million to $1.31 billion at December 31, 2018, from $1.42 billion at September 30, 2018.  The net decrease in borrowings reflected the maturity of $69.5 million in long-term Federal Home Loan Bank (“FHLB”) advances, a $60.0 million decrease in the balance of overnight borrowings and a $6.9 million decrease in depositor sweep account balances.  These decreases were partially offset by the addition of a $27.0 million FHLB Community Investment Program (“CIP”) long-term advance during the period.

Earnings Highlights

•

Interest income totaled $60.0 million for the quarter ended December 31, 2018, an increase of $1.8 million or 3.1% from the quarter ended September 30, 2018.  Despite this achievement, interest expense increased by $2.6 million between the same comparative periods resulting in an $831,000 decrease in net interest income to $39.3 million for the quarter ended December 31, 2018, from $40.2 million for the quarter ended September 30, 2018.

•

The Company’s net interest margin decreased to 2.56% for the quarter ended December 31, 2018 from 2.68% for the quarter ended September 30, 2018, primarily driven by a 15 basis point increase in the cost of interest-bearing liabilities that was partially offset by a two basis point increase in the yield on earning assets.

The Company’s non-interest income continued to supplement and diversify its sources of revenue.

•	Fees and service charges increased by $85,000 to $1.3 million for the quarter ended December 31, 2018 compared to $1.2 million for the quarter ended September 30, 2018.
•

Aggregate loan sale gains totaled $101,000 for the quarter ended December 31, 2018 compared to $132,000 for the quarter ended September 30, 2018.  The modest decrease in gains on sale of loans reflected a seasonal decline in the volume of loans sold between comparative periods.

The Company continued to evaluate and implement tactics and strategies designed to improve operating efficiency, make more effective use of its supporting infrastructure and manage its effective income tax rate.

•

Non-interest expense totaled $27.3 million for the quarter ended December 31, 2018, an increase of $813,000 from the quarter ended September 30, 2018.  This increase was largely attributable to $659,000 of non-recurring expenses associated with the October 2018 conversion and integration of Clifton Savings Bank’s core processing system arising from the Company’s prior acquisition of Clifton Bancorp during fiscal 2018 and an increase of $210,000 in advertising and marketing expense.

•

The Company’s ratio of non-interest expense to average assets totaled 1.62% for the quarter ended December 31, 2018 compared to 1.61% for the prior quarter ended September 30, 2018.  For those same comparative periods, the Company’s efficiency ratios were 63.9% and 61.0%, respectively.

•

Income tax expense totaled $3.6 million for the quarter ended December 31, 2018 as compared to $3.7 million for the quarter ended September 30, 2018 resulting in an effective tax rate of 25.3% and 24.7%, respectively.

Collectively, these factors resulted in a modest decrease in net income for the quarter ended December 31, 2018 compared to the prior quarter ended September 30, 2018.

•	The Company’s return on average assets for the quarter ended December 31, 2018 totaled 0.64% compared to 0.68% for the quarter ended September 30, 2018.
•	The Company’s return on average equity remained stable, totaling 3.55% for the quarters ended December 31, 2018 and September 30, 2018.

Asset Quality Highlights

•

Asset quality remained strong throughout the quarter ended December 31, 2018.  The outstanding balance of nonperforming loans totaled $20.8 million, or 0.44% of total loans, at December 31, 2018 as compared to $20.5 million, or 0.44% of total loans, at September 30, 2018.

•

The allowance for loan losses increased to $33.5 million at December 31, 2018 from $32.7 million at September 30, 2018, resulting in a total loan coverage ratio, representing the balance of the allowance for loan losses as a percentage of total loans, excluding loans held for sale, of 0.70% and 0.69%, respectively.  The total loan coverage ratio for both periods reflects the impact of purchase accounting which generally precludes acquired loan balances from being considered in the balance of the allowance for loan losses at the time of their acquisition.

•

The Company recognized net charge offs totaling approximately $176,000 for the quarter ended December 31, 2018, reflecting an annualized net charge off rate of 0.01% on the average balance of total loans for the period. By comparison, the Company’s net charge offs totaled approximately $234,000 for the quarter ended September 30, 2018, reflecting an annualized net charge off rate of 0.02%.

•

The Company’s provision for loan losses decreased by $1.1 million to $971,000 for the quarter ended December 31, 2018 compared to $2.1 million for the quarter ended September 30, 2018.  The decrease in provision expense was largely attributable to the effects of comparatively lower growth during the quarter ended December 31, 2018 in the performing portion of the loan portfolio that is collectively evaluated for impairment.

Capital Highlights

•

The Company increased its regular quarterly cash dividend by $0.01 per share, from $0.04 per share during the quarter ended September 30, 2018, to $0.05 per share during the quarter ended December 31, 2018.  In addition to the payment of its regular dividend, the Company paid a special dividend of $0.16 during the quarter ended September 30, 2018. The Company continually evaluates its dividend policies and practices in relation to its overall capital management and shareholder value objectives.

•

During the quarter ended December 31, 2018, the Company repurchased 3,827,925 shares of its common stock at a total cost of $50.2 million and at an average cost of $13.11 per share.  Such shares were repurchased in conjunction with the Company’s third share repurchase program announced in April 2018, through which it authorized the repurchase of 10,238,557 shares, or 10% of its outstanding shares of common stock.  Through December 31, 2018, the Company has repurchased a total of 8,480,985 shares, or 82.8% of the shares authorized for repurchase under this third program, at a total cost of $115.5 million and at an average cost of $13.62 per share.

•

The Company’s and Bank’s regulatory capital ratios at December 31, 2018 were well in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

The exhibits that follow this narrative begin with the presentation of the Linked-Quarter Comparative Financial Analysis that supports the discussion above by presenting the Company’s financial condition and operating results for the quarter ended December 31, 2018 compared to those for the prior linked-quarter ended September 30, 2018.  This analysis is followed by a tabular Five-Quarter Financial Trend Analysis that presents similar financial information, together with other financial highlights and performance metrics, over a consecutive five quarter look-back period that is intended to reflect the Company’s financial performance and strategic achievements over this extended period of time.  The exhibits conclude with the presentation of the Reconciliation of GAAP to Non-GAAP financial data included in this news release.

Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.  The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Linked-Quarter Comparative Financial Analysis

Summary Balance Sheet	At			Variance
(Dollars and Shares in Thousands,	December 31,	September 30,	Variance	or Change
Except per Share Data, Unaudited)	2018	2018	or Change	Pct.
Assets
Cash and cash equivalents	$51,483	$44,486	$6,997	15.7%
Securities available for sale	666,602	706,240	(39,638)	-5.6%
Securities held to maturity	598,318	602,838	(4,520)	-0.7%
Loans held-for-sale	1,001	1,503	(502)	-33.4%
Loans receivable, including yield adjustments	4,753,392	4,660,507	92,885	2.0%
Less allowance for loan losses	(33,526)	(32,731)	(795)	2.4%
Net loans receivable	4,719,866	4,627,776	92,090	2.0%
Premises and equipment	58,414	57,635	779	1.4%
Federal Home Loan Bank stock	64,514	66,428	(1,914)	-2.9%
Accrued interest receivable	19,435	19,455	(20)	-0.1%
Goodwill	210,895	210,895	-	0.0%
Core deposit intangible	5,743	6,018	(275)	-4.6%
Bank owned life insurance	253,009	251,410	1,599	0.6%
Deferred income taxes, net	24,692	22,136	2,556	11.5%
Other real estate owned	508	674	(166)	-24.6%
Other assets	27,960	38,717	(10,757)	-27.8%
Total assets	$6,702,440	$6,656,211	$46,229	0.7%

Liabilities
Deposits	$4,173,434	$3,954,821	$218,613	5.5%
Borrowings	1,310,547	1,419,424	(108,877)	-7.7%
Advance payments by borrowers for taxes	17,201	10,687	6,514	61.0%
Other liabilities	17,997	35,198	(17,201)	-48.9%
Total liabilities	5,519,179	5,420,130	99,049	1.8%

Stockholders' Equity
Common stock	938	978	(40)	-4.1%
Paid-in capital	848,145	897,551	(49,406)	-5.5%
Retained earnings	356,993	350,838	6,155	1.8%
Unearned ESOP shares	(31,617)	(32,104)	487	-1.5%
Accumulated other comprehensive income, net	8,802	18,818	(10,016)	-53.2%
Total stockholders' equity	1,183,261	1,236,081	(52,820)	-4.3%
Total liabilities and stockholders' equity	$6,702,440	$6,656,211	$46,229	0.7%

Consolidated capital ratios
Equity to assets	17.65%	18.57%	-0.92%
Tangible equity to tangible assets	14.90%	15.83%	-0.93%

Share data
Outstanding shares	93,772	97,754	(3,982)	-4.1%
Equity per share	$12.62	$12.64	$(0.02)	-0.2%
Tangible equity per share (1)	$10.31	$10.43	$(0.12)	-1.2%

(1)	Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Summary Income Statement	For the three months ended			Variance
(Dollars and Shares in Thousands,	December 31,	September 30,	Variance	or Change
Except per Share Data, Unaudited)	2018	2018	or Change	Pct.
Interest income
Loans	$49,015	$47,437	$1,578	3.3%
Taxable investment securities	9,051	8,879	172	1.9%
Tax-exempt investment securities	713	716	(3)	-0.4%
Other interest-earning assets	1,243	1,174	69	5.9%
Total Interest Income	60,022	58,206	1,816	3.1%

Interest expense
Deposits	12,727	10,539	2,188	20.8%
Borrowings	7,946	7,487	459	6.1%
Total interest expense	20,673	18,026	2,647	14.7%
Net interest income	39,349	40,180	(831)	-2.1%
Provision for loan losses	971	2,100	(1,129)	-53.8%
Net interest income after provision for loan losses	38,378	38,080	298	0.8%

Non-interest income
Fees and service charges	1,258	1,173	85	7.2%
Gain on sale of loans	101	132	(31)	-23.5%
Gain (loss) on sale of other real estate owned	36	(50)	86	-172.0%
Income from bank owned life insurance	1,599	1,594	5	0.3%
Electronic banking fees and charges	277	250	27	10.8%
Miscellaneous	38	83	(45)	-54.2%
Total non-interest income	3,309	3,182	127	4.0%

Non-interest expense
Salaries and employee benefits	15,699	15,642	57	0.4%
Net occupancy expense of premises	2,761	2,736	25	0.9%
Equipment and systems	3,377	2,926	451	15.4%
Advertising and marketing	787	577	210	36.4%
Federal deposit insurance premium	421	465	(44)	-9.5%
Directors' compensation	746	758	(12)	-1.6%
Miscellaneous	3,479	3,353	126	3.8%
Total non-interest expense	27,270	26,457	813	3.1%
Income before income taxes	14,417	14,805	(388)	-2.6%
Income taxes	3,649	3,659	(10)	-0.3%
Net income	$10,768	$11,146	$(378)	-3.4%

Net income per common share (EPS)
Basic	$0.12	$0.12	$-
Diluted	$0.12	$0.12	$-

Dividends declared (1)
Cash dividends declared per common share	$0.05	$0.20	$(0.15)
Cash dividends declared	$4,082	$19,404	$(15,322)
Dividend payout ratio	37.9%	174.1%	-136.2%

Weighted average number of common shares outstanding
Basic	92,434	95,127	(2,693)
Diluted	92,480	95,181	(2,701)

(1)

Dividends declared during the quarter ended September 30, 2018 include a $0.16 special dividend representing a supplemental distribution of net income to stockholders from the fiscal year ended June 30, 2018.

	For the three months ended			Variance
Average Balance Sheet Data	December 31,	September 30,	Variance	or Change
(Dollars in Thousands, Unaudited)	2018	2018	or Change	Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,758,587	$4,562,375	$196,212	4.3%
Taxable investment securities	1,158,720	1,180,655	(21,935)	-1.9%
Tax-exempt investment securities	135,453	136,056	(603)	-0.4%
Other interest-earning assets	87,916	112,629	(24,713)	-21.9%
Total interest-earning assets	6,140,676	5,991,715	148,961	2.5%
Non-interest-earning assets	587,921	596,006	(8,085)	-1.4%
Total assets	$6,728,597	$6,587,721	$140,876	2.1%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$792,989	$788,148	$4,841	0.6%
Savings and club	743,676	747,743	(4,067)	-0.5%
Certificates of deposit	2,214,932	2,046,997	167,935	8.2%
Total interest-bearing deposits	3,751,597	3,582,888	168,709	4.7%
Borrowings:
Federal Home Loan Bank advances	1,293,470	1,350,113	(56,643)	-4.2%
Other borrowings	119,281	40,981	78,300	191.1%
Total borrowings	1,412,751	1,391,094	21,657	1.6%
Total interest-bearing liabilities	5,164,348	4,973,982	190,366	3.8%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	315,165	314,114	1,051	0.3%
Other non-interest-bearing liabilities	37,374	43,533	(6,159)	-14.1%
Total non-interest-bearing liabilities	352,539	357,647	(5,108)	-1.4%
Total liabilities	5,516,887	5,331,629	185,258	3.5%
Stockholders' equity	1,211,710	1,256,092	(44,382)	-3.5%
Total liabilities and stockholders' equity	$6,728,597	$6,587,721	$140,876	2.1%

Average interest-earning assets to average interest-bearing liabilities	118.91%	120.46%	-1.56%	-1.3%

	For the three months ended
Performance Ratio Highlights	December 31,	September 30,	Variance
	2018	2018	or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.12%	4.16%	-0.04%
Taxable investment securities	3.12%	3.01%	0.11%
Tax-exempt investment securities (1)	2.11%	2.10%	0.01%
Other interest-earning assets	5.66%	4.17%	1.49%
Total interest-earning assets	3.91%	3.89%	0.02%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.97%	0.86%	0.11%
Savings and club	0.49%	0.41%	0.08%
Certificates of deposit	1.79%	1.58%	0.21%
Total interest-bearing deposits	1.36%	1.18%	0.18%
Borrowings:
Federal Home Loan Bank advances	2.27%	2.19%	0.08%
Other borrowings	1.99%	0.94%	1.05%
Total borrowings	2.25%	2.15%	0.10%
Total interest-bearing liabilities	1.60%	1.45%	0.15%

Interest rate spread (2)	2.31%	2.44%	-0.13%
Net interest margin (3)	2.56%	2.68%	-0.12%

Non-interest income to average assets (annualized)	0.20%	0.19%	0.01%
Non-interest expense to average assets (annualized)	1.62%	1.61%	0.01%

Efficiency ratio (4)	63.93%	61.01%	2.92%

Return on average assets (annualized)	0.64%	0.68%	-0.04%
Return on average equity (annualized)	3.55%	3.55%	0.00%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.

Five-Quarter Financial Trend Analysis

Summary Balance Sheet	At
(Dollars and Shares in Thousands,	December 31,	September 30,	June 30,	March 31,	December 31,
Except Per Share Data, Unaudited)	2018	2018	2018	2018	2017
Assets
Cash and cash equivalents	$51,483	$44,486	$128,864	$38,283	$50,685
Securities available for sale	666,602	706,240	725,085	684,771	637,671
Securities held to maturity	598,318	602,838	589,730	459,380	471,452
Loans held-for-sale	1,001	1,503	863	2,377	3,490
Loans receivable, including yield adjustments	4,753,392	4,660,507	4,501,348	3,351,369	3,291,516
Less allowance for loan losses	(33,526)	(32,731)	(30,865)	(30,248)	(30,066)
Net loans receivable	4,719,866	4,627,776	4,470,483	3,321,121	3,261,450
Premises and equipment	58,414	57,635	56,240	42,856	41,829
Federal Home Loan Bank stock	64,514	66,428	59,004	39,112	39,113
Accrued interest receivable	19,435	19,455	18,510	13,926	13,524
Goodwill	210,895	210,895	210,895	108,591	108,591
Core deposit intangible	5,743	6,018	6,295	206	233
Bank owned life insurance	253,009	251,410	249,816	184,981	183,754
Deferred income taxes, net	24,692	22,136	23,754	3,898	6,941
Other real estate owned	508	674	725	1,094	1,693
Other assets	27,960	38,717	39,610	33,104	23,421
Total assets	$6,702,440	$6,656,211	$6,579,874	$4,933,700	$4,843,847

Liabilities
Deposits	4,173,434	$3,954,821	$4,073,604	$3,067,102	$3,033,231
Borrowings	1,310,547	1,419,424	1,198,646	852,009	798,864
Advance payments by borrowers for taxes	17,201	10,687	18,088	8,969	8,511
Other liabilities	17,997	35,198	20,788	14,419	13,968
Total liabilities	5,519,179	5,420,130	5,311,126	3,942,499	3,854,574

Stockholders' Equity
Common stock	938	978	996	788	795
Paid-in capital	848,145	897,551	922,711	653,045	662,093
Retained earnings	356,993	350,838	359,096	355,270	353,536
Unearned ESOP shares	(31,617)	(32,104)	(32,590)	(33,076)	(33,563)
Accumulated other comprehensive income, net	8,802	18,818	18,535	15,174	6,412
Total stockholders' equity	1,183,261	1,236,081	1,268,748	991,201	989,273
Total liabilities and stockholders' equity	$6,702,440	$6,656,211	$6,579,874	$4,933,700	$4,843,847

Consolidated capital ratios
Equity to assets	17.65%	18.57%	19.28%	20.09%	20.42%
Tangible equity to tangible assets	14.90%	15.83%	16.53%	18.29%	18.59%

Share data
Outstanding shares	93,772	97,754	99,626	78,765	79,527
Equity per share	$12.62	$12.64	$12.74	$12.58	$12.44
Tangible equity per share (1)	$10.31	$10.43	$10.56	$11.20	$11.07

(1)	Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

	At
Supplemental Balance Sheet Highlights	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2018	2018	2018	2018	2017
Cash and cash equivalents
Cash and due from depository institutions	$24,361	$21,973	$26,199	$18,229	$17,899
Interest-bearing deposits in other banks	27,122	22,513	102,665	20,054	32,786
Total cash and cash equivalents	$51,483	$44,486	$128,864	$38,283	$50,685

Securities available for sale
Debt securities:
U.S. agency securities	$3,942	$4,070	$4,411	$4,667	$4,810
Municipal and state obligations	26,205	25,907	26,088	26,733	27,428
Asset-backed securities	180,828	182,390	182,620	182,066	169,484
Collateralized loan obligations	184,439	215,569	226,066	178,342	133,341
Corporate bonds	144,692	147,811	147,594	142,202	142,397
Trust preferred securities	3,726	3,794	3,783	8,485	8,494
Debt securities available for sale	543,832	579,541	590,562	542,495	485,954

Mortgage-backed securities:
Collateralized mortgage obligations	23,019	23,097	24,292	25,601	27,187
Residential pass-through securities	91,918	95,795	102,359	108,736	116,496
Commercial pass-through securities	7,833	7,807	7,872	7,939	8,034
Mortgage-backed securities	122,770	126,699	134,523	142,276	151,717
Total securities available for sale	$666,602	$706,240	$725,085	$684,771	$637,671

Securities held to maturity
Debt securities:
Municipal and state obligations	$107,826	$109,061	$109,483	$98,011	$100,671
Subordinated debt	56,255	46,275	46,294	30,000	25,000
Debt securities held to maturity	164,081	155,336	155,777	128,011	125,671

Mortgage-backed securities:
Collateralized mortgage obligations	51,540	54,130	56,886	34,309	35,861
Residential pass-through securities	182,335	190,812	200,622	151,605	160,487
Commercial pass-through securities	200,362	202,560	176,445	145,455	149,433
Mortgage-backed securities	434,237	447,502	433,953	331,369	345,781
Total securities held to maturity	$598,318	$602,838	$589,730	$459,380	$471,452

Total securities	$1,264,920	$1,309,078	$1,314,815	$1,144,151	$1,109,123

	At
Supplemental Balance Sheet Highlights	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2018	2018	2018	2018	2017
Loan portfolio composition:
Residential first mortgage loans	$1,334,284	$1,303,249	$1,297,453	$563,807	$574,322
Home equity loans and lines of credit	96,001	93,473	90,761	79,522	80,961
Residential mortgage loans	1,430,285	1,396,722	1,388,214	643,329	655,283
Multifamily mortgage loans	1,974,409	1,898,831	1,758,584	1,471,573	1,438,386
Nonresidential and mixed use mortgage loans	1,302,583	1,315,279	1,302,961	1,113,385	1,069,254
Commercial mortgage loans	3,276,992	3,214,110	3,061,545	2,584,958	2,507,640
Commercial business loans	70,059	78,317	85,825	88,216	92,442
Construction loans	28,405	26,581	23,271	22,963	22,205
Account loans	3,310	3,133	3,283	3,038	2,996
Other consumer loans	3,524	4,427	5,777	7,186	8,951
Consumer loans	6,834	7,560	9,060	10,224	11,947
Total loans, excluding yield adjustments	4,812,575	4,723,290	4,567,915	3,349,690	3,289,517
Unamortized yield adjustments	(59,183)	(62,783)	(66,567)	1,679	1,999
Loans receivable, including yield adjustments	4,753,392	4,660,507	4,501,348	3,351,369	3,291,516
Less allowance for loan losses	(33,526)	(32,731)	(30,865)	(30,248)	(30,066)
Net loans receivable	$4,719,866	$4,627,776	$4,470,483	$3,321,121	$3,261,450

Loan portfolio allocation:
Residential first mortgage loans	27.7%	27.6%	28.4%	16.8%	17.5%
Home equity loans and lines of credit	2.0%	2.0%	2.0%	2.4%	2.5%
Residential mortgage loans	29.7%	29.6%	30.4%	19.2%	20.0%
Multifamily mortgage loans	41.0%	40.2%	38.5%	43.9%	43.7%
Nonresidential and mixed use mortgage loans	27.1%	27.8%	28.5%	33.2%	32.5%
Commercial mortgage loans	68.1%	68.0%	67.0%	77.1%	76.2%
Commercial business loans	1.4%	1.6%	1.9%	2.6%	2.8%
Construction loans	0.6%	0.6%	0.5%	0.7%	0.7%
Account loans	0.1%	0.1%	0.1%	0.1%	0.1%
Other consumer loans	0.1%	0.1%	0.1%	0.3%	0.2%
Consumer loans	0.2%	0.2%	0.2%	0.4%	0.3%
Total loans, excluding yield adjustments	100.0%	100.0%	100.0%	100.0%	100.0%

Asset quality:
Nonperforming assets:
Accruing loans > 90 days past due	$32	$19	$60	$45	$31
Nonaccrual loans	20,743	20,473	16,799	14,190	16,315
Total nonperforming loans	20,775	20,492	16,859	14,235	16,346
Other real estate owned	508	674	725	1,094	1,693
Total nonperforming assets	$21,283	$21,166	$17,584	$15,329	$18,039

Nonperforming loans (% total loans)	0.44%	0.44%	0.37%	0.42%	0.50%
Nonperforming assets (% total assets)	0.32%	0.32%	0.27%	0.31%	0.37%

Allowance for loan losses (ALLL):
ALLL to total loans	0.70%	0.69%	0.68%	0.90%	0.91%
ALLL to nonperforming loans	161.38%	159.73%	183.08%	212.49%	183.93%
Net charge offs	$176	$234	$101	$241	$315
Average net charge off rate (annualized)	0.01%	0.02%	0.01%	0.03%	0.04%

	At
Supplemental Balance Sheet Highlights	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2018	2018	2018	2018	2017
Funding by type:
Deposits
Non-interest-bearing deposits	$305,392	$308,631	$311,938	$270,217	$275,065
Interest-bearing demand	807,389	786,069	1,000,989	871,425	879,385
Savings and club	760,499	743,289	744,039	515,805	517,400
Certificates of deposit	2,300,154	2,116,832	2,016,638	1,409,655	1,361,381
Interest-bearing deposits	3,868,042	3,646,190	3,761,666	2,796,885	2,758,166
Total deposits	4,173,434	3,954,821	4,073,604	3,067,102	3,033,231

Borrowings:
Federal Home Loan Bank advances	1,293,845	1,335,844	1,170,144	775,625	775,649
Overnight borrowings	-	60,000	-	42,000	-
Depositor sweep accounts	16,702	23,580	28,502	34,384	23,215
Total borrowings	1,310,547	1,419,424	1,198,646	852,009	798,864

Total funding	$5,483,981	$5,374,245	$5,272,250	$3,919,111	$3,832,095

Loans as a % of deposits	113.1%	117.1%	109.8%	108.4%	107.6%
Deposits as a % of total funding	76.1%	73.6%	77.3%	78.3%	79.2%
Borrowings as a % of total funding	23.9%	26.4%	22.7%	21.7%	20.8%

Funding by source:
Retail funding
Non-interest-bearing deposits	$305,392	$308,631	$311,938	$270,217	$275,065
Interest-bearing demand	807,389	786,069	790,164	656,114	657,349
Savings and club	760,499	743,289	744,039	515,805	517,400
Certificates of deposit	1,922,287	1,871,903	1,828,039	1,247,900	1,210,428
Total retail deposits	3,795,567	3,709,892	3,674,180	2,690,036	2,660,242
Depositor sweep accounts	16,702	23,580	28,502	34,384	23,215
Total retail funding	3,812,269	3,733,472	3,702,682	2,724,420	2,683,457

Wholesale funding:
Interest-bearing demand	$-	$-	$210,825	$215,311	$222,036
Certificates of deposit (listing service)	108,067	104,990	104,256	104,934	93,853
Certificates of deposit (brokered)	269,800	139,939	84,343	56,821	57,100
Total wholesale deposits	377,867	244,929	399,424	377,066	372,989
FHLB advances	1,293,845	1,335,844	1,170,144	775,625	775,649
Overnight borrowings	-	60,000	-	42,000	-
Total wholesale funding	1,671,712	1,640,773	1,569,568	1,194,691	1,148,638

Total funding	$5,483,981	$5,374,245	$5,272,250	$3,919,111	$3,832,095

Retail funding as a % of total funding	69.5%	69.5%	70.2%	69.5%	70.0%
Wholesale funding as a % of total funding	30.5%	30.5%	29.8%	30.5%	30.0%

Summary Income Statement	For the three months ended
(Dollars and Shares in Thousands,	December 31,	September 30,	June 30,	March 31,	December 31,
Except Per Share Data, Unaudited)	2018	2018	2018	2018	2017
Interest income
Loans	$49,015	$47,437	$46,615	$30,728	$30,610
Taxable investment securities	9,051	8,879	8,670	6,450	6,077
Tax-exempt investment securities	713	716	702	652	641
Other interest-earning assets	1,243	1,174	1,275	715	704
Total interest income	60,022	58,206	57,262	38,545	38,032

Interest expense
Deposits	12,727	10,539	9,755	7,026	6,649
Borrowings	7,946	7,487	6,916	4,462	4,548
Total interest expense	20,673	18,026	16,671	11,488	11,197
Net interest income	39,349	40,180	40,591	27,057	26,835
Provision for loan losses	971	2,100	717	423	936
Net interest income after provision for loan losses	38,378	38,080	39,874	26,634	25,899

Non-interest income
Fees and service charges	1,258	1,173	1,205	1,537	1,409
Gain (loss) on sale and call of securities	-	-	9	(1)	-
Gain on sale of loans	101	132	127	346	200
Gain (loss) on sale of other real estate owned	36	(50)	60	7	23
Income from bank owned life insurance	1,599	1,594	1,604	1,227	1,264
Electronic banking fees and charges	277	250	278	243	302
Miscellaneous	38	83	75	189	65
Total non-interest income	3,309	3,182	3,358	3,548	3,263

Non-interest expense
Salaries and employee benefits	15,699	15,642	15,353	12,888	12,926
Net occupancy expense of premises	2,761	2,736	2,716	2,359	2,122
Equipment and systems	3,377	2,926	2,776	2,323	2,193
Advertising and marketing	787	577	757	745	748
Federal deposit insurance premium	421	465	463	350	343
Directors' compensation	746	758	754	689	688
Merger-related expenses	-	-	5,149	401	1,193
Miscellaneous	3,479	3,353	3,289	2,788	2,551
Total non-interest expense	27,270	26,457	31,257	22,543	22,764
Income before income taxes	14,417	14,805	11,975	7,639	6,398
Income taxes	3,649	3,659	4,257	2,262	5,129
Net income	$10,768	$11,146	$7,718	$5,377	$1,269

Net income per common share (EPS)
Basic	$0.12	$0.12	$0.08	$0.07	$0.02
Diluted	$0.12	$0.12	$0.08	$0.07	$0.02

Dividends declared (1)
Cash dividends declared per common share	$0.05	$0.20	$0.04	$0.03	$0.03
Cash dividends declared	$4,082	$19,404	$3,892	$2,262	$1,856
Dividend payout ratio	37.9%	174.1%	50.4%	42.1%	146.3%

Weighted average number of common shares outstanding
Basic	92,434	95,127	98,046	75,492	77,174
Diluted	92,480	95,181	98,100	75,539	77,239

(1)

Dividends declared during the quarter ended September 30, 2018 include a $0.16 special dividend representing a supplemental distribution of net income to stockholders from the fiscal year ended June 30, 2018.

	For the three months ended
Average Balance Sheet Data	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2018	2018	2018	2018	2017
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,758,587	$4,562,375	$4,507,336	$3,293,664	$3,255,862
Taxable investment securities	1,158,720	1,180,655	1,192,066	1,003,600	996,397
Tax-exempt investment securities	135,453	136,056	134,683	127,605	126,214
Other interest-earning assets	87,916	112,629	142,591	67,770	82,539
Total interest-earning assets	6,140,676	5,991,715	5,976,676	4,492,639	4,461,012
Non-interest-earning assets	587,921	596,006	586,976	369,299	364,015
Total assets	$6,728,597	$6,587,721	$6,563,652	$4,861,938	$4,825,027

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$792,989	$788,148	$1,004,445	$870,762	$854,142
Savings and club	743,676	747,743	724,430	513,948	518,513
Certificates of deposit	2,214,932	2,046,997	1,983,372	1,385,151	1,336,466
Total interest-bearing deposits	3,751,597	3,582,888	3,712,247	2,769,861	2,709,121
Borrowings:
Federal Home Loan Bank advances	1,293,470	1,350,113	1,179,147	777,721	777,460
Other borrowings	119,281	40,981	34,636	33,529	30,606
Total borrowings	1,412,751	1,391,094	1,213,783	811,250	808,066
Total interest-bearing liabilities	5,164,348	4,973,982	4,926,030	3,581,111	3,517,187
Non-interest-bearing liabilities:
Non-interest-bearing deposits	315,165	314,114	305,763	267,152	277,236
Other non-interest-bearing liabilities	37,374	43,533	39,340	24,953	25,777
Total non-interest-bearing liabilities	352,539	357,647	345,103	292,105	303,013
Total liabilities	5,516,887	5,331,629	5,271,133	3,873,216	3,820,200
Stockholders' equity	1,211,710	1,256,092	1,292,519	988,722	1,004,827
Total liabilities and stockholders' equity	$6,728,597	$6,587,721	$6,563,652	$4,861,938	$4,825,027

Average interest-earning assets to average interest-bearing liabilities	118.91%	120.46%	121.33%	125.45%	126.83%

	For the three months ended
Performance Ratio Highlights	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.12%	4.16%	4.14%	3.73%	3.76%
Taxable investment securities	3.12%	3.01%	2.91%	2.57%	2.44%
Tax-exempt investment securities (1)	2.11%	2.10%	2.09%	2.04%	2.03%
Other interest-earning assets	5.66%	4.17%	3.58%	4.22%	3.41%
Total interest-earning assets	3.91%	3.89%	3.83%	3.43%	3.41%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.97%	0.86%	0.89%	0.84%	0.80%
Savings and club	0.49%	0.41%	0.29%	0.12%	0.12%
Certificates of deposit	1.79%	1.58%	1.41%	1.46%	1.43%
Total interest-bearing deposits	1.36%	1.18%	1.05%	1.01%	0.98%
Borrowings:
Federal Home Loan Bank advances	2.27%	2.19%	2.34%	2.27%	2.33%
Other borrowings	1.99%	0.94%	0.34%	0.56%	0.27%
Total borrowings	2.25%	2.15%	2.28%	2.20%	2.25%
Total interest-bearing liabilities	1.60%	1.45%	1.35%	1.28%	1.27%

Interest rate spread (2)	2.31%	2.44%	2.48%	2.15%	2.14%
Net interest margin (3)	2.56%	2.68%	2.72%	2.41%	2.41%

Non-interest income to average assets (annualized)	0.20%	0.19%	0.20%	0.29%	0.27%
Non-interest expense to average assets (annualized)	1.62%	1.61%	1.90%	1.85%	1.89%

Efficiency ratio (4)	63.93%	61.01%	71.12%	73.66%	75.63%

Return on average assets (annualized)	0.64%	0.68%	0.47%	0.44%	0.11%
Return on average equity (annualized)	3.55%	3.55%	2.39%	2.18%	0.51%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.

This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included below. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.

Reconciliation of GAAP to Non-GAAP	For the three months ended
(Dollars in Thousands,	December 31,	September 30,	June 30,	March 31,	December 31,
Except Per Share Data, Unaudited)	2018	2018	2018	2018	2017
Adjusted Net Income
Net income (GAAP)	$10,768	$11,146	$7,718	$5,377	$1,269
Effect to adjust for:
Merger-related expenses	-	-	5,149	401	1,193
Income tax benefit from merger-related expenses	-	-	(1,451)	(22)	(165)
Income tax expense for write-down of net deferred tax asset	-	-	-	-	4,867
Income tax benefit for write-down of net deferred tax liability	-	-	-	-	(1,381)
Income tax benefit for reduction in the federal income tax rate (from 35% to 28%)	-	-	-	-	(769)
Adjusted net income (non-GAAP)	$10,768	$11,146	$11,416	$5,756	$5,014

Adjusted Net Income per Common Share (EPS)
Net income per common share Basic (GAAP)	$0.12	$0.12	$0.08	$0.07	$0.02
Effect to adjust for:
Merger-related expenses	-	-	0.05	0.01	0.02
Income tax benefit from merger-related expenses	-	-	(0.01)	-	(0.01)
Income tax expense for write-down of net deferred tax asset	-	-	-	-	0.06
Income tax benefit for write-down of net deferred tax liability	-	-	-	-	(0.02)
Income tax benefit for reduction in the federal income tax rate (from 35% to 28%)	-	-	-	-	(0.01)
Adjusted net income per common share Basic (non-GAAP)	$0.12	$0.12	$0.12	$0.08	$0.06

Adjusted Net Income per Common Share (EPS)
Net income per common share Diluted (GAAP)	$0.12	$0.12	$0.08	$0.07	$0.02
Effect to adjust for:
Merger-related expenses	-	-	0.05	0.01	0.02
Income tax benefit from merger-related expenses	-	-	(0.01)	-	(0.01)
Income tax expense for write-down of net deferred tax asset	-	-	-	-	0.06
Income tax benefit for write-down of net deferred tax liability	-	-	-	-	(0.02)
Income tax benefit for reduction in the federal income tax rate (from 35% to 28%)	-	-	-	-	(0.01)
Adjusted net income per common share Diluted (non-GAAP)	$0.12	$0.12	$0.12	$0.08	$0.06

	For the three months ended
Reconciliation of GAAP to Non-GAAP	December 31,	September 30,	June 30,	March 31,	December 31,
(Unaudited)	2018	2018	2018	2018	2017
Adjusted Non-Interest Expense
Non-interest expense (GAAP)	$27,270	$26,457	$31,257	$22,543	$22,764
Effect to adjust for:
Merger-related expenses	-	-	(5,149)	(401)	(1,193)
Adjusted non-interest expense (non-GAAP)	$27,270	$26,457	$26,108	$22,142	$21,571

Adjusted Non-Interest Expense Ratio
Non-interest expense to average assets (GAAP)	1.62%	1.61%	1.90%	1.85%	1.89%
Effect to adjust for:
Merger-related expenses	0.00%	0.00%	-0.31%	-0.03%	-0.10%
Adjusted non-interest expense ratio (non-GAAP)	1.62%	1.61%	1.59%	1.82%	1.79%

Adjusted Efficiency Ratio
Non-interest expense / (Net interest income + non-interest income) (GAAP)	63.9%	61.0%	71.1%	73.7%	75.6%
Effect to adjust for:
Merger-related expenses	0.0%	0.0%	-11.7%	-1.3%	-3.9%
Adjusted efficiency ratio (non-GAAP)	63.9%	61.0%	59.4%	72.4%	71.7%

Adjusted Return on Average Assets
Return on average assets (GAAP)	0.64%	0.68%	0.47%	0.44%	0.11%
Effect to adjust for:
Merger-related expenses	0.00%	0.00%	0.31%	0.03%	0.09%
Income tax benefit from merger-related expenses	0.00%	0.00%	-0.09%	0.00%	-0.01%
Income tax expense for write-down of net deferred tax asset	0.00%	0.00%	0.00%	0.00%	0.40%
Income tax benefit for write-down of net deferred tax liability	0.00%	0.00%	0.00%	0.00%	-0.11%
Income tax benefit for reduction in the federal income tax rate (from 35% to 28%)	0.00%	0.00%	0.00%	0.00%	-0.06%
Adjusted return on average assets (non-GAAP)	0.64%	0.68%	0.69%	0.47%	0.42%

Adjusted Return on Average Equity
Return on average equity (GAAP)	3.55%	3.55%	2.39%	2.18%	0.51%
Effect to adjust for:
Merger-related expenses	0.00%	0.00%	1.59%	0.16%	0.48%
Income tax benefit from merger-related expenses	0.00%	0.00%	-0.45%	-0.01%	-0.07%
Income tax expense for write-down of net deferred tax asset	0.00%	0.00%	0.00%	0.00%	1.94%
Income tax benefit for write-down of net deferred tax liability	0.00%	0.00%	0.00%	0.00%	-0.55%
Income tax benefit for reduction in the federal income tax rate (from 35% to 28%)	0.00%	0.00%	0.00%	0.00%	-0.31%
Adjusted return on average equity (non-GAAP)	3.55%	3.55%	3.53%	2.33%	2.00%